UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2025
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2025, the Company amended the existing employment agreements of the named executive officers (the “Amendments”). The named executive officers are Rick L. Wessel, the Company’s Chief Executive Officer, T. Brent Stuart, the Company’s President and Chief Operating Officer, R. Douglas Orr, the Company’s Executive Vice President and Chief Financial Officer, Howard F. Hambleton, the Company’s President of AFF, and Raul Ramos, the Company’s SVP Latin American Operations.

The Amendments extend the term of the employment agreements to December 31, 2026, and the date on which automatic one-year extensions become effective, which is now December 31, 2026. In addition, the Amendments provide for annual base salaries, to be effective as of January 1, 2025, in the following amounts: $1,452,946 for Mr. Wessel, $897,592 for Mr. Stuart, $807,773 for Mr. Orr, $681,408 for Mr. Hambleton and $549,000 for Mr. Ramos, in each case continue to be subject to annual review and increases in the discretion of the Committee.

There were no other changes, and except as expressly amended hereby, the existing agreements shall remain in full force and effect in accordance with its terms.

The amendments to the employment agreements of Messrs. Wessel, Stuart, Orr, Hambleton and Ramos are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference and the foregoing descriptions of these employment agreement are qualified in their entirety by these exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Amendment to Employment Agreement between Rick L. Wessel and FirstCash Holdings, Inc., dated March 3, 2025 *
10.2	Amendment to Employment Agreement between T. Brent Stuart and FirstCash Holdings, Inc., dated March 3, 2025 *
10.3	Amendment to Employment Agreement between R. Douglas Orr and FirstCash Holdings, Inc., dated March 3, 2025 *
10.4	Amendment to Employment Agreement between Howard Hambleton and FirstCash Holdings, Inc., dated March 3, 2025 *
10.5	Amendment to Employment Agreement between Raul Ramos and FirstCash Holdings, Inc., dated March 3, 2025 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

* Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2025	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

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